SCHEDULE 14C
                                 (Rule 14c-101)
                  INFORMATION REQUIRED IN INFORMATION STATEMENT
                            SCHEDULE 14C INFORMATION
             Information Statement Pursuant to Section 14(c) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )

      Check the appropriate box:

      |_|    Preliminary information statement       |_|   Confidential, for use
                                                          of the Commission
                                                          only (as  permitted
                                                          by  Rule 14c-5(d)(2))

      |X|    Definitive information statement

                      CENTURY PACIFIC FINANCIAL CORPORATION
                      -------------------------------------
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

      |X|   No fee required.

      |_| Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

            N/A
            --------------------------------------------------------------------

      (2)   Aggregate number of securities to which transactions applies:

            N/A
            --------------------------------------------------------------------

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            N/A
            --------------------------------------------------------------------

      (4)   Proposed maximum aggregate value of transaction:

            N/A
            --------------------------------------------------------------------

      (5)   Total fee paid:

            N/A
            --------------------------------------------------------------------

      |_|   Fee paid previously with preliminary materials.

      |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount previously paid:


            --------------------------------------------------------------------

      (2)   Form, Schedule or Registration Statement No.:


            --------------------------------------------------------------------

      (3)   Filing Party:


            --------------------------------------------------------------------

      (4)   Date Filed:


            --------------------------------------------------------------------

                      Century Pacific Financial Corporation
                       936A Beachland Boulevard, Suite 13
                            Vero Beach, Florida 32963

To the Holders of Common Stock of
Century Pacific Financial Corporation:

      Century Pacific Financial Corporation, a Delaware corporation ("Company"), has obtained the written consent from stockholders holding a majority of the outstanding shares of voting securities of the Company entitled to vote, as of May 27, 2005, on the following actions:

      1. To approve an amendment to the Company's Certificate of incorporation to increase the number of authorized shares of common stock from 100,000,000 to 150,000,000 and to increase the number of authorized shares of preferred stock from 5,000,000 to 10,000,000.

      2. To approve an amendment to the Company's Certificate of incorporation to reduce the par value per share of common stock from $0.04 per share to $0.001 per share and to reduce the par value per share of preferred stock from $0.05 per share to $0.001 per share.

      The details of the foregoing actions and other important information are set forth in the accompanying Information Statement. The Board of Directors of the Company has unanimously approved the above actions.

      Under Section 228 of the Delaware General Corporation Law, action by stockholders may be taken without a meeting, without prior notice, by written consent of the holders of outstanding capital stock having not less than the minimum number of votes that would be necessary to authorize the action at a meeting at which all shares entitled to vote thereon were present and voted. On that basis, the stockholders holding a majority of the outstanding shares of capital stock entitled to vote approved the foregoing actions. No other vote or stockholder action is required. You are hereby being provided with notice of the approval of the foregoing actions by less than unanimous written consent of the stockholders of the Company.

      WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                                    By Order of the Board of Directors

                                    /s/ Kevin R. Keating
                                    --------------------
                                    Kevin R. Keating,
                                    President

Vero Beach, Florida
June 7, 2005

                      CENTURY PACIFIC FINANCIAL CORPORATION

                              INFORMATION STATEMENT

              CONCERNING CORPORATE ACTIONS AUTHORIZED BY WRITTEN
                  CONSENT OF STOCKHOLDERS OWNING A MAJORITY
           OF SHARES OF VOTING SECURITIES ENTITLED TO VOTE THEREON

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                   YOU ARE REQUESTED NOT TO SEND US A PROXY

General Information

      This Information Statement is being furnished to the stockholders of Century Pacific Financial Corporation, a Delaware corporation ("Company," "we' or "us"), to advise them of the corporate actions described herein, which have been authorized by the written consent of stockholders owning a majority of the outstanding voting securities of the Company entitled to vote thereon. This action is being taken in accordance with the requirements of the Delaware General Corporation Law ("DGCL").

      The Company's board of directors has determined that the close of business on May 31, 2005 was the record date ("Record Date") for the stockholders entitled to notice about the actions authorizing: (i) an amendment to the Company's Certificate of incorporation to increase the number of authorized shares of common stock from 100,000,000 to 150,000,000 and to increase the number of authorized shares of preferred stock from 5,000,000 to 10,000,000; and
(ii) to approve an amendment to the Company's Certificate of incorporation to reduce the par value per share of common stock from $0.04 per share to $0.001 per share and to reduce the par value per share of preferred stock from $0.05 per share to $0.001 per share. The foregoing actions are referred to herein individually as the "Action" or collectively as the "Actions".

      On May 27, 2005, the board of directors approved each of the Actions and authorized the Company's officers to obtain written consents from stockholders owning a majority of the outstanding voting securities of the Company entitled to vote to approve the Actions. Under Section 228 of the DGCL, any action required or permitted by the DGCL to be taken at an annual or special meeting of stockholders of a Delaware corporation may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the approval of the Actions must be given to those stockholders who have not consented in writing to the action and who, if the action had been taken at a meeting, would otherwise have been entitled to notice of the meeting.

      On May 27, 2004, a stockholder who was the owner of record of 5,625,287 shares of the Company's common stock, representing approximately 71% of the outstanding voting securities of the Company, executed and delivered to the Company a written consent authorizing and approving each of the Actions.

      Accordingly, all of the above Actions have been approved by holders representing approximately 71% of the outstanding voting securities of the Company. As such, no vote or further action of the stockholders of the Company is required to approve the Actions. You are hereby being provided with notice of the approval of the Actions by less than unanimous written consent of the stockholders of the Company. However, under federal law, these Actions will not be effective until at least 20 days after this Information Statement has first been sent to stockholders.

      The executive offices of the Company are located at 936A Beachland Boulevard, Suite 13, Vero Beach, FL 32963, and its telephone number is (772) 231-7544.

      This information statement is first being mailed to stockholders on or about June 7, 2005 and is being furnished for informational purposes only.

Interest of Persons in Matters to be Acted Upon

      No officer or director or principal shareholder has a substantial or material interest in the favorable outcome of these Actions other than as discussed herein.

Change of Control

      On December 8, 2004, David L. Hadley ("Hadley") and Natural Technologies, Inc., an Arizona corporation ("NTI") (Hadley and NTI are referred to herein collectively as the "Shareholders") entered into a Securities Purchase Agreement, as amended on January 3, 2005 (the "Purchase Agreement") with Keating Reverse Merger Fund, LLC ("KRM Fund") under which KRM Fund agreed to purchase and the Shareholders agreed to sell an aggregate of 5,625,287 shares of the common stock of the Company held collectively by the Shareholders (the "Shares") for a purchase price of $375,000 (the "Purchase Price"), or $0.067 per share. David L. Hadley at the time was the CEO, President and Chairman of the Company. The Shareholders completed the sale of their shares of the Company's common stock to KRM Fund on February 4, 2005.

      Pursuant to the terms of the Purchase Agreement, and effective as of the closing of the transactions under the Purchase Agreement on February 4, 2005, David L. Hadley resigned as Chairman, CEO and President, Karen A. Hadley resigned as Secretary and director of the Company, and Syed M. Huq resigned as Treasurer and director of the Company. Concurrently, Kevin R. Keating was appointed President, Secretary, Treasurer and sole director of the Company. The principal executive office of the Company was moved to 936A Beachland Boulevard, Suite 13, Vero Beach, FL 32963.

      Mr. Keating is an investment executive and for the past nine years has been the Branch Manager of the Vero Beach, Florida, office of Brookstreet Securities Corporation. Brookstreet is a full-service, national network of independent investment professionals. Mr. Keating services the investment needs of private clients with special emphasis on equities. For more than 35 years, he has been engaged in various aspects of the investment brokerage business. Mr. Keating began his Wall Street career with the First Boston Company in New York in 1965. From 1967 through 1974, he was employed by several institutional research boutiques where he functioned as Vice President Institutional Equity Sales. From 1974 until 1982, Mr. Keating was the President and Chief Executive Officer of Douglas Stewart, Inc., a New York Stock Exchange member firm. Since 1982, he has been associated with a variety of firms as a registered representative servicing the needs of individual investors.

      On February 16, 2005, we entered into a contract with Vero Management, LLC ("Vero") for managerial and administrative services. Vero has not been engaged to provide, and Vero does not render, legal, accounting, auditing, investment banking or capital formation services. Kevin R. Keating is the manager of Vero. The term of the contract is for one year. In consideration of the services provided, Vero will be paid $1,000 for each month in which services are rendered.

      Kevin R. Keating, is the father of the principal member of Keating Investments, LLC. Keating Investments, LLC is the managing member of KRM Fund, which is the current majority stockholder of the Company. Keating Investments, LLC is also the managing member and 90% owner of Keating Securities, LLC, a registered broker-dealer. Kevin R. Keating is not affiliated with and has no equity interest in Keating Investments, LLC, KRM Fund or Keating Securities, LLC and disclaims any beneficial interest in the shares of our common stock owned by KRM Fund.

      Following the change of control, the Company has no material assets, liabilities or ongoing operations. Nevertheless, management believes that it may be able to recover some value for its shareholders by the adoption and implementation of a plan to seek, investigate and, if the results of such investigation warrant, effect a business combination with a suitable privately held company that has both business history and operating assets. Our potential success will be primarily dependent on the efforts and abilities of our new management team, who will have virtually unlimited discretion in searching for, negotiating and entering into a business combination transaction.

      Management believes that the selection of a business opportunity will be complex and extremely risky. Because of general economic conditions, rapid technological advances being made in some industries and shortages of available capital, our new management team believes that there are numerous privately held companies seeking the perceived benefits of becoming a publicly held corporation. Such perceived benefits may include facilitating debt financing or improving the terms on which additional equity may be sought, providing liquidity for the principals of the business, creating a means for providing stock incentives or similar benefits to key employees, providing liquidity for all shareholders and other factors.

      Potential business opportunities may occur in many different industries and at various stages of development, all of which will make the task of comparative investigation and analysis extremely difficult and complex. Our new management team believes we will only be able to participate in one business venture. This lack of diversification should be considered a substantial risk because it will not allow us to offset potential losses from one venture against gains from another.

      Management believes the Company will offer owners of a suitable privately held company the opportunity to acquire a controlling ownership interest in a public company:

      o In less time than would be required for a traditional initial public offering ("IPO");

      o For less out-of-pocket cost than would be required for a traditional IPO; and

      o With a greater degree of certainty that the transaction will ultimately close.

      Nevertheless, the owners of any target company that we select will incur significant costs and expenses, including the costs of preparing the required business combination agreements and related documents, the costs of preparing a Current Report on Form 8-K describing the business combination transaction and the costs of preparing the documentation associated with future reporting under the Exchange Act.

      While our management team believes that the Company will be able to enter into a business combination, there can be no assurance as to how much time will elapse before a business combination is effected, if ever.

      In the event that a business combination is consummated, it is likely that our present shareholders will own only a small minority interest in the combined companies. In addition, as part of the terms of an acquisition transaction, our current officers and directors will ordinarily resign and be replaced by new officers and directors selected by the target company. Management does not intend to obtain shareholder approval prior to consummating any acquisition other than a statutory merger or as required by applicable laws.

      As of the date of this Information Statement, the Company has no formal agreements or commitments to enter into a business combination with an operating company.


                                VOTING SECURITIES

      The Company has shares of its common stock issued and outstanding at the time of the stockholder action. As of the date of this stockholder action, there were 7,925,021 shares of common stock issued and outstanding.

      Each share of common stock is entitled to one vote on all matters submitted to the holders of common stock for their approval. The consent of the holders of a majority of the voting power of all classes of the Company's securities entitled to vote was necessary to authorize each of the Actions described herein.


               SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      The following table sets forth certain information regarding the Company's common stock beneficially owned on May 27, 2005 for (i) each stockholder known to be the beneficial owner of 5% or more of the Company's outstanding common stock, (ii) each executive officer and director, and (iii) all executive officers and directors as a group. In general, a person is deemed to be a "beneficial owner" of a security if that person has or shares the power to vote or direct the voting of such security, or the power to dispose or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which the person has the right to acquire beneficial ownership within 60 days. As of May 27, 2005, the date of this stockholder action, there were 7,925,021 shares of common stock outstanding.

--------------------------------------------------------------------------------

                                     Number of Shares
             Name                   Beneficially Owned*       Percent of Shares
--------------------------------------------------------------------------------
Kevin R. Keating                            0                        0%
936A Beachland Blvd., Suite 13
Vero Beach, Florida 32963 (1)
--------------------------------------------------------------------------------
Keating Reverse Merger Fund, LLC       5,625,287                  71.0%
5251 DTC Parkway, Suite 1090
Greenwood Village, Colorado
80111
--------------------------------------------------------------------------------
All Executive Officers and                 0                        0%
Directors as a group (one
person)
--------------------------------------------------------------------------------

      * Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock issuable upon the exercise of options or warrants currently exercisable or convertible within 60 days, are deemed outstanding for computing the percentage ownership of the person holding such options or warrants but are not deemed outstanding for computing the percentage ownership of any other person.

      (1) Kevin R. Keating is the President, Secretary, Treasurer and sole director of the Company. He was appointed to these positions effective February 4, 2005. Kevin R. Keating has no ownership interest in and is not affiliated with Keating Reverse Merger Fund, LLC, and Kevin R. Keating disclaims any beneficial interest in the shares of the Company's Common Stock owned by Keating Reverse Merger Fund, LLC.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who beneficially own more than 10% of a registered class of the Company's equity securities, to file reports of beneficial ownership and changes in beneficial ownership of the Company's securities with the SEC on Forms 3 (Initial Statement of Beneficial Ownership), 4 (Statement of Changes of Beneficial Ownership of Securities) and 5 (Annual Statement of Beneficial Ownership of Securities). Directors, executive officers and beneficial owners of more than 10% of the Company's common stock are required by SEC regulations to furnish the Company with copies of all
Section 16(a) forms that they file. Except as otherwise set forth herein, based solely on review of the copies of such forms furnished to the Company, or written representations that no reports were required, the Company believes that for the fiscal year ended September 30, 2004 beneficial owners complied with the
Section 16(a) filing requirements applicable to them in that each officer, director and beneficial owner of 10% or more of the Company's securities filed a Form 3 with the SEC and has had no change of ownership since such filing.

                INCREASE IN THE NUMBER OF AUTHORIZED SHARES OF
                            COMMON AND PRFERRED STOCK

      The Company is currently authorized by its Certificate of Incorporation to issue 100,000,000 shares of common stock, $0.04 par value per share ("Common Stock") and 5,000,000 shares of preferred stock, $0.05 par value per share ("Preferred Stock"). As of the date of this stockholder action, 7,925,021 shares of Common Stock were outstanding. No shares of Preferred Stock were outstanding, and no class or series of Preferred Stock is currently designated by the Company's board of directors.

      The Company currently has no material assets, liabilities or ongoing operations. Nevertheless, the Company believes that it may be able to recover some value for its shareholders by the adoption and implementation of a plan to seek, investigate and, if the results of the investigation warrant, effectuate a business combination with a suitable privately-held company that has both business history and operating assets. The Company's potential success will be primarily dependent on the efforts and abilities of its management team, which will have virtually unlimited discretion in searching for, negotiating and entering into a business combination transaction.

      In connection with a business combination, the Company will be required to issue significant shares of its Common Stock and/or Preferred Stock to the owners of the operating company since it does not have significant assets of its own to purchase the operating company. The acquisition issuance will significantly dilute the ownership interest of the Company's current shareholders. In addition, at and following the time of the business combination, the Company will likely be required to issue shares of Common Stock and/or Preferred Stock, options, awards and warrants in connection with employee benefit plans and employment arrangements, for financing the future operations of the acquired business, for acquiring other businesses, for forming strategic partnerships and alliances, and for stock dividends and stock splits. Such issuances will result in further dilution to the Company's current shareholders.

      To complete a business combination with an operating company, the Company will also have to maintain its status as a reporting company under the Securities Exchange Act of 1934, as amended ("Exchange Act") and be free of all debts and liabilities at the closing of the business combination. The Company currently has a loan outstanding in the principal amount of $50,000 that is owed to Keating Reverse Merger Fund, LLC, the Company's majority stockholder. Since the Company has only nominal cash on hand to sustain its operations, primarily related to its continued reporting obligations under the Exchange Act and its search for and investigation of potential target companies, the Company intends to issue shares of its Common Stock to satisfy this outstanding loan and to its officers and advisors willing to accept shares of Common Stock as compensation for services rendered to the Company. The Company may also have to issue shares of its Common Stock to investors willing to provide working capital to the Company.

      Accordingly, the Board of Directors believes it is in the best interests of the Company and its shareholders to increase the number of authorized shares of its Common Stock and Preferred Stock for the following reasons:

(i) To allow for the issuance of Common Stock and/or Preferred Stock in connection with a business combination with an operating company;

(ii) To allow for the post-business combination issuance of shares of Common Stock and/or Preferred Stock or other securities in connection with employee benefit plans and arrangements, the financing of the acquired business, and such other purposes;

(iii) To allow the Company to satisfy its current liabilities and debts, including the outstanding loan, prior to a business combination through the issuance of shares of Common Stock; and

(iv) To permit the Company to pay officers and outside advisors in shares of Common Stock for services rendered to the Company to maintain its public company reporting status and to assist in the completion of a business combination.

      The increase in the authorized number of shares of Common Stock and Preferred Stock will permit the board of directors to issue additional shares of Common Stock and/or Preferred Stock without further approval of the stockholders of the Company; and the board of directors does not intend to seek stockholder approval prior to any issuance of the authorized capital stock unless stockholder approval is required by applicable law or stock market or exchange requirements. The issuance of additional shares of Common Stock and/or Preferred Stock by the Company may result in substantial dilution to the Company's existing shareholders, which such issuances may not require stockholder approval.

      Although the Company from time to time reviews various transactions that could result in the issuance of Common Stock and/or Preferred Stock, the Company is not currently reviewing any specific transaction that would result in an issuance of Common Stock and/or Preferred Stock. However, upon the increase in authorized shares of Common Stock and Preferred Stock becoming effective, the Company intends to begin to review transactions that may result in an issuance of Common Stock and/or Preferred Stock. Further, there are no formal agreements or commitments to enter into a business combination with an operating company at this time, although the Company is continuously investigating operating companies that may be suitable for a business combination.

      Other than limited provisions under the laws of Delaware, the Company does not have in place provisions which may have an anti-takeover effect. The increase in the number of authorized shares of Common Stock and/or Preferred Stock may be construed as having an anti-takeover effect by permitting the issuance of Common Stock and/or Preferred Stock to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions the Company's Certificate of Incorporation or bylaws. The increase in the authorized Common Stock and Preferred Stock did not result from the Company's knowledge of any specific effort to accumulate the Company's securities or to obtain control of the Company by means of a merger, tender offer, proxy solicitation in opposition to management or otherwise, and the Company did not take such action to increase the authorized Common Stock and Preferred Stock to enable it to frustrate any efforts by another party to acquire a controlling interest or to seek representation on the Company's board of directors.

      The issuance of additional shares of Common Stock and/or Preferred Stock may have a dilutive effect on basic and fully diluted earnings per share and on the equity and voting power of existing security holders of the Company's Common Stock. It may also adversely affect the market price of the Common Stock. However, if additional shares are issued in transactions whereby favorable business opportunities are provided and allow the Company to pursue its business plans, the market price may increase.

      The holders of Common Stock of the Company are entitled to one vote for each share held of record on all matters to be voted on by the shareholders of the Company.

      The holders of Common Stock are entitled to receive dividends when, as, and if declared by the board of directors out of funds legally available therefor. The Company has not recently paid dividends on its shares of Common Stock and does not intend to do so in the near future. In the event of liquidation, dissolution or winding up of the Company, the holders of the shares of Common Stock are entitled to share ratably in all assets remaining available for distribution to them after payment of liabilities and after provision has been made for each class of stock, if any, having preference over the Common Stock. Holders of shares of Common Stock have no conversion, preemptive or other subscription rights, and there are no redemption provisions applicable to the Common Stock.

      On May 27, 2005, the board of directors authorized an increase in the number of authorized shares of Common Stock from 100,000,000 to 150,000,000 and an increase in the number of authorized shares of Preferred Stock from 5,000,000 to 10,000,000, and thereafter an amendment to Article FOURTH of the Company's Certificate of Incorporation. A form of Certificate of Amendment to the Certificate of Incorporation of the Company is attached to this Information Statement as Exhibit A.

      The approval of an amendment to the Certificate of Incorporation to increase the number of authorized shares of Common Stock and Preferred Stock requires the affirmative vote of a majority of the shares of voting securities outstanding and entitled to vote. On May 27, 2005, the action to increase the number of authorized shares of Common Stock and Preferred Stock was approved by written consent of holders representing approximately 71% of the outstanding voting securities of the Company. As such, no vote or further action of the stockholders of the Company is required to approve the increase the number of authorized shares of Common Stock and Preferred Stock. You are hereby being provided with notice of the approval of the increase the number of authorized shares of Common Stock and Preferred Stock by less than unanimous written consent of the stockholders of the Company.

      The Company intends to file the Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware promptly after the twentieth day after the date this Information Statement has first been sent to stockholders.

                   REDUCTION IN THE PAR VALUE PER SHARE OF
                            COMMON AND PRFERRED STOCK

      The Company is currently authorized by its Certificate of Incorporation to issue 100,000,000 shares of common stock, $0.04 par value per share ("Common Stock") and 5,000,000 shares of preferred stock, $0.05 par value per share ("Preferred Stock"). As of the date of this stockholder action, 7,925,021 shares of Common Stock were outstanding. No shares of Preferred Stock were outstanding, and no class or series of Preferred Stock is currently designated by the Company's board of directors.

      The Company currently has no material assets, liabilities or ongoing operations. Nevertheless, the Company believes that it may be able to recover some value for its shareholders by the adoption and implementation of a plan to seek, investigate and, if the results of the investigation warrant, effectuate a business combination with a suitable privately-held company that has both business history and operating assets. The Company's potential success will be primarily dependent on the efforts and abilities of its management team, which will have virtually unlimited discretion in searching for, negotiating and entering into a business combination transaction.

      In connection with a business combination, the Company will be required to issue significant shares of its Common Stock and/or Preferred Stock to the owners of the operating company since it does not have significant assets of its own to purchase the operating company. The acquisition issuance will significantly dilute the ownership interest of the Company's current shareholders. In addition, at and following the time of the business combination, the Company will likely be required to issue shares of Common Stock and/or Preferred Stock, options, awards and warrants in connection with employee benefit plans and employment arrangements, for financing the future operations of the acquired business, for acquiring other businesses, for forming strategic partnerships and alliances, and for stock dividends and stock splits. Such issuances will result in further dilution to the Company's current shareholders.

      To complete a business combination with an operating company, the Company will also have to maintain its status as a reporting company under the Securities Exchange Act of 1934, as amended ("Exchange Act") and be free of all debts and liabilities at the closing of the business combination. The Company currently has a loan outstanding in the principal amount of $50,000 that is owed to Keating Reverse Merger Fund, LLC, the Company's majority stockholder. Since the Company has only nominal cash on hand to sustain its operations, primarily related to its continued reporting obligations under the Exchange Act and its search for and investigation of potential target companies, the Company intends to issue shares of its Common Stock to satisfy this outstanding loan and to its officers and advisors willing to accept shares of Common Stock as compensation for services rendered to the Company. The Company may also have to issue shares of its Common Stock to investors willing to provide working capital to the Company.

      Accordingly, the Board of Directors believes it is in the best interests of the Company and its shareholders to reduce the par value of the Common Stock from $0.04 per share to $0.001 per share and to reduce the par value of the Preferred Stock from $0.05 per share to $0.001 per share. The DGCL provides that the consideration to be paid for the issuance of the Company's capital stock shall be determined by the Company's board of directors, which determination shall be conclusive in the absence of actual fraud. The DGCL further provides that the consideration for issuance of shares of capital stock with par value cannot have a value less than the par value of such shares. Since the Company has no assets and no operating business, the Company may need to issue shares of its Common Stock and/or Preferred Stock at a value less than the current par values of $0.04 and $0.05 per share, respectively, for the following reasons:

      (i) To allow for the issuance of Common Stock and/or Preferred Stock in connection with a business combination with an operating company;

      (ii) To allow the Company to raise working capital to sustain its operations until a business combination can be completed;

      (iii) To allow the Company to satisfy its current liabilities and debts, including the outstanding loan, prior to a business combination through the issuance of shares of Common Stock; and

      (iv) To permit the Company to pay officers, directors and outside advisors in shares of Common Stock for services rendered to the Company to maintain its public company reporting status and to assist in the completion of a business combination.

      The reduction in par value per share of Common Stock and Preferred Stock will permit the board of directors to issue additional shares of Common Stock and/or Preferred Stock without further approval of the stockholders of the Company and for a consideration of not less than the par value of $0.001 per share. To the extent that the board sets the consideration to be paid for the issuance of a share of Common Stock and/or Preferred Stock at a lower value, but not less than par value, additional shares of Common Stock and/or Preferred Stock may have to be issued by the Company in connection with a business combination, the satisfaction of its indebtedness with capital stock, or the payment of service providers with capital stock. In such cases, these issuances may result in substantial dilution to the Company's existing shareholders, which such issuances may not require stockholder approval.

      Although the Company from time to time reviews various business combinations that could result in the issuance of Common Stock and/or Preferred Stock, the Company is not currently reviewing any specific business combination that would result in an issuance of Common Stock and/or Preferred Stock. However, upon the reduction in par value becoming effective, the Company intends to begin to review transactions that may result in an issuance of Common Stock and/or Preferred Stock. Further, there are no formal agreements or commitments to enter into a business combination with an operating company at this time, although the Company is continuously investigating operating companies that may be suitable for a business combination.

      The issuance of additional shares of Common Stock and/or Preferred Stock may have a dilutive effect on basic and fully diluted earnings per share and on the equity and voting power of existing security holders of the Company's Common Stock. It may also adversely affect the market price of the Common Stock. However, if additional shares are issued in transactions whereby favorable business opportunities are provided and allow the Company to pursue its business plans, the market price may increase.

      The holders of Common Stock of the Company are entitled to one vote for each share held of record on all matters to be voted on by the shareholders of the Company.

      The holders of Common Stock are entitled to receive dividends when, as, and if declared by the board of directors out of funds legally available therefor. The Company has not recently paid dividends on its shares of Common Stock and does not intend to do so in the near future. In the event of liquidation, dissolution or winding up of the Company, the holders of the shares of Common Stock are entitled to share ratably in all assets remaining available for distribution to them after payment of liabilities and after provision has been made for each class of stock, if any, having preference over the Common Stock. Holders of shares of Common Stock have no conversion, preemptive or other subscription rights, and there are no redemption provisions applicable to the Common Stock.

      Upon the reduction in par value becoming effective, the stated capital on the Company's balance sheet attributable to the common stock will be reduced based on the reduction in the par value for each share of Common Stock currently outstanding, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. Accordingly, the reduction in the par value will not result in a reduction in the Company's overall capital.

      On May 27, 2005, the board of directors authorized a reduction in the par value of the Common Stock from $0.04 per share to $0.001 per share and to reduce the par value of the Preferred Stock from $0.05 per share to $0.001 per share, and thereafter an amendment to Article FOURTH of the Company's Certificate of Incorporation. A form of Certificate of Amendment to the Certificate of Incorporation of the Company is attached to this Information Statement as Exhibit A.

      The approval of an amendment to the Certificate of Incorporation to reduce the par value of the Common Stock and Preferred Stock requires the affirmative vote of a majority of the shares of voting securities outstanding and entitled to vote. On May 27, 2005, the action to reduce the par value of the Common Stock and Preferred Stock was approved by written consent of holders representing approximately 71% of the outstanding voting securities of the Company. As such, no vote or further action of the stockholders of the Company is required to approve the reduction in the par value of the Common Stock and Preferred Stock. You are hereby being provided with notice of the approval of the reduction in the par value of the Common Stock and Preferred Stock by less than unanimous written consent of the stockholders of the Company.

      The Company intends to file the Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware promptly after the twentieth day after the date this Information Statement has first been sent to stockholders.

                              AVAILABLE INFORMATION

      Please read all the sections of this Information Statement carefully. The Company is subject to the reporting and informational requirements of the Securities Exchange Act of 1934, as amended ("Exchange Act") and in accordance therewith, files reports, proxy statements and other information with the Securities and Exchange Commission. These reports, proxy statements and other information filed by the company with the SEC may be inspected without charge at the public reference section of the SEC at Judiciary Plaza, 450 Fifth Street, N.W., Washington, DC 20549. Copies of this material also may be obtained from the SEC at prescribed rates. The SEC also maintains a website that contains reports, proxy and information statements and other information regarding public companies that file reports with the SEC. Copies of these materials may be obtained from the SEC's website at http://www.sec.gov.

                  INCORPORATION OF INFORMATION BY REFERENCE

      The following documents, which are on file with the Commission (Exchange Act File No. 0-16075) are incorporated in this Information Statement by reference and made a part hereof:

      (i) Annual Report on Form 10-KSB, for the fiscal year ended September 30, 2004.

      (ii) Quarterly Report on Form 10-QSB for the quarter ended March 31, 2005.

      All documents filed by the company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Information Statement and prior to the Actions becoming effective shall be deemed to be incorporated by reference in this Information Statement and shall be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated by reference in this Information Statement and filed with the Commission prior to the date of this Information Statement shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained herein, or in any other subsequently filed document which is deemed to be incorporated by reference herein, modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

      The Company will provide without charge to each person to whom this Information Statement is delivered, upon written or oral request of such person, a copy of any or all of the foregoing documents incorporated herein by reference (other than exhibits to such documents, unless such exhibits are specifically incorporated by reference into such documents). Written or telephone requests should be directed to the company at 936A Beachland Boulevard, Suite 13, Vero Beach, Florida 32963 or (772) 231-7544.



                              By Order of the Board of Directors

                              /s/Kevin R. Keating
                              -------------------
                              Kevin R. Keating,
                              Secretary

Vero Beach, Florida
June 7, 2005

Exhibit A


                            CERTIFICATE OF AMENDMENT

                                       TO

                          CERTIFICATE OF INCORPORATION

                                       OF

                      CENTURY PACIFIC FINANCIAL CORPORATION

                         ------------------------------

                         Pursuant to Section 242 of the
                        Delaware General Corporation Law

                          -----------------------------


      The  undersigned   President  of  Century  Pacific  Financial  Corporation
("Corporation") DOES HEREBY CERTIFY:

      FIRST:   The  name  of  the  Corporation  is  Century  Pacific   Financial
      Corporation.

      SECOND: Article Fourth, Paragraph A of the Certificate of Incorporation is amended in its entirety to read as follows:

      "A. Capital Stock. The aggregate number of shares of all classes of stock which the Corporation shall have authority to issue is 160,000,000 shares, of which 150,000,000 shares shall be classified as common stock, $0.001 par value per share ("Common Stock"), and 10,000,000 shares shall be classified as preferred stock, $0.001 par value per share ("Preferred Stock")."

      THIRD: The foregoing Amendment of the Articles of Incorporation was duly approved by the Corporation's Board of Directors on May 27, 2005, and thereafter was duly adopted by the consent of the holders of a majority of the outstanding voting stock of the Corporation on May 27, 2005 in accordance with the provisions of Section 228 of the Delaware General Corporation Law with written notice having been provided as required by
      Section 228 of the Delaware General Corporation Law.

      IN WITNESS WHEREOF, I have executed this Certificate of Amendment this ___ day of June, 2005.


                                          --------------------------------------
                                          Kevin R. Keating, President